UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2009

GHL ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33963 (Commission File Number)	22-1344998 (I.R.S. Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(212) 389-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 7.01  Regulation FD Disclosure

Item 8.01  Other Events

INFORMATION TO BE INCLUDED IN THIS REPORT

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE WITH RESPECT TO THE PROPOSED ACQUISITION (“ACQUISITION”) BY GHL ACQUISITION CORP. (“GHQ”) OF IRIDIUM HOLDINGS LLC AND RELATED TRANSACTIONS.  IN CONNECTION WITH THE ACQUISITION, GHQ FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ GHQ’S PRELIMINARY PROXY STATEMENT, AND WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE PROPOSED ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GHQ STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE IT IS AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GHL ACQUISITION CORP., 300 PARK AVENUE, 23RD FLOOR, NEW YORK, NEW YORK, TELEPHONE: (212) 389-1500.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, AND GHQ’S PRELIMINARY PROXY STATEMENT WHICH ARE FILED WITH THE SEC.  GHQ’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 7.01.        Regulation FD Disclosure

GHL Acquisition Corp. (“GHQ”) intends to offer shares of its common stock, par value $0.001 per share.  The offering will be made pursuant to GHQ's shelf registration statement filed with the Securities and Exchange Commission and the closing of the offering will be conditioned upon the closing of GHQ's proposed acquisition of Iridium Holdings LLC, which is in turn subject to shareholder approval, Federal Communications Commission approval and other customary closing conditions.

GHQ intends to use the net proceeds of the offering to repurchase certain of its outstanding shares of common stock, in connection with the exchange of certain of its outstanding warrants for cash and shares of its common stock and for general corporate purposes.

The registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Copies of the base prospectus and, once it is available, the prospectus supplement can be obtained without charge at the SEC’s web site at http://www.sec.gov or by directing a request to: GHL Acquisition Corp., 300 Park Avenue, 23rd floor, New York, New York, telephone: (212) 389-1500.

Item 8.01.        Other Events

See Item 7.01.

The information in this report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL ACQUISITION CORP.
(Registrant)

By:	/s/ Scott L. Bok
Name: Scott L. Bok
Title: Chairman and Chief Executive Officer

Date: July 23, 2009